                                 EXHIBIT 10(11)

                                 First Amendment
                                       to
          Amended and Restated Revolving and Term Loan Credit Agreement

     This First Amendment To Amended And Restated Revolving and Term Loan Credit Agreement (this "Amendment") is executed as of April 5, 2002, effective as of February 28, 2002 (the "Effective Date"), by and among AZZ incorporated, a Texas corporation ("Borrower"), Bank of America, N.A., as Administrative Agent and Collateral Agent for Lenders (in such capacity, Administrative Agent"), and other Agents and Lenders party thereto.

A. Borrower, Administrative Agent, and Lenders entered into that certain Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 2001 (as the same may be further amended, modified, supplemented, restated or amended and restated from time to time, the "Credit Agreement").

B. Borrower has requested that Lender amend certain terms and provisions of the Credit Agreement.

C. Borrower, Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement subject to and upon the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined
     ---------  -------------------------
herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendments to Credit Agreement. Effective as of the Effective
     ---------  ------------------------------
Date, but subject to satisfaction of the conditions precedent set forth in
Section 4 hereof, the Credit Agreement is hereby amended as set forth below.

          (a) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

          " `Applicable Margin' means, from February 28, 2002 until and including November 1, 2002, the Applicable Margin set forth in Level 5, and thereafter, on any date of determination, the percentage per annum set forth in the table below for the Type of Borrowing or Commitment Fees (as the case may be) that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate of Borrower most recently delivered pursuant to Section 9.3 hereof):

Bank Loan Final-Amendment                                   AZZ First Amendment

          --------------------------------------------------------------------------------------------------
                                                                   Applicable Margin (per annum)
                                               -------------------------------------------------------------
                                                    Eurodollar Rate          Base Rate         Commitment
            Level         Leverage Ratio             Borrowing and           Borrowing            Fees
                                                    Commission Fee
          --------------------------------------------------------------------------------------------------
              1        Less than or equal to           1.500%                  0.00%             0.250%
                              1.0:1.0
          --------------------------------------------------------------------------------------------------
              2        Greater than 1.0:1.0,           1.750%                  0.00%             0.300%
                      but less than or equal
                            to 1.5:1.0
          --------------------------------------------------------------------------------------------------
              3        Greater than 1.5:1.0,           2.000%                  0.250%            0.375%
                      but less than or equal
                             to 2.0:1.0
          --------------------------------------------------------------------------------------------------
              4        Greater than 2.0:1.0,           2.250%                  0.500%            0.500%
                      but less than or equal
                            to 2.5:1.0
          --------------------------------------------------------------------------------------------------
              5        Greater than 2.50:1.0           2.500%                  0.750%            0.500%
          --------------------------------------------------------------------------------------------------

          Upon delivery of the Compliance Certificate pursuant to Section 9.3 or the Permitted Acquisition Compliance Certificate in connection with a Permitted Acquisition, on and after November 2, 2002 after the end of each fiscal quarter commencing with the Compliance Certificate delivered for the fiscal quarter ending August 31, 2002, the Applicable Margin shall automatically be adjusted to the rate corresponding to the Leverage Ratio set forth in the table above, such automatic adjustment to take effect prospectively the third Business Day after receipt by Administrative Agent of the Compliance Certificate or the Permitted Acquisition Compliance Certificate, as the case may be; provided that, if the Fixed Charge Coverage Ratio of Borrower is greater than 1.25:1 for any two consecutive quarters following the quarter ending February 28, 2002 (such two quarters being a "Fixed Charge Coverage Ratio Compliance Period"), the Applicable Margin for Eurodollar Rate Borrowings and Commission Fees shall be the corresponding Applicable Margin set forth in the table above less 0.250%; provided further that, if the Fixed Charge Coverage Ratio of Borrower is less than 1.25:1 at any time of determination following any Fixed Charge Coverage Ratio Compliance Period, the Applicable Margin for Eurodollar Rate Borrowings and Commission Fees shall be the corresponding Applicable Margin set forth in the table above. If Borrower fails to deliver such Compliance Certificate or the Permitted Acquisition Compliance Certificate, as the case may be, with respect to any fiscal quarter or the Permitted Acquisition, as the case may be, which sets forth such ratio within the period of time required by Section 9.3 or by the definition of Permitted Acquisition, as the case may be, the Applicable Margin shall automatically be adjusted to that set forth in Level 5. The automatic adjustments provided for in the preceding sentence shall take effect on the last day that the Compliance Certificate was required to be delivered and shall remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Compliance Certificate or the Permitted Acquisition Compliance Certificate, as the case may be."

                  (b) The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

                  " `Permitted Acquisition' means any Acquisition for which the prior written consent of Required Lenders has been obtained and with respect to which each of the following requirements shall have been satisfied:

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                                       2

                    (a) as of the closing of any Acquisition, the Acquisition
               has been approved and recommended by the board of directors of the Person to be acquired or from which such business is to be acquired;

                    (b) not less than 14 days prior to the closing of any
               Acquisition, Borrower shall have delivered to Administrative Agent a Permitted Acquisition Compliance Certificate substantially in the form of Exhibit E-2 hereto, demonstrating pro forma compliance with the terms and conditions of the Loan Documents, after giving effect to the Acquisition, including (i) pro forma income statement and balance sheet for the Companies (after giving effect to the Acquisition), and (ii) cash flow projections for the Acquisition for the period from the date of any such Acquisition through the Revolver Termination Date, demonstrating compliance with the Companies' applicable financial covenants and debt amortization schedules;

                    (c) not less than 30 days prior to the closing of any
               Acquisition, Borrower shall have delivered to Administrative Agent a copy of the purchase agreement (including all schedules and exhibits thereto) relating to such Acquisition (or if no purchase agreement is available on such date, as soon thereafter as possible, including all subsequent drafts thereof); and prior to consummation of any Acquisition, Borrower shall have satisfied the conditions precedent set forth in Section 7.2;

                    (d) any authorization required to be issued by any
               Governmental Authority in connection with such Acquisition shall be issued and shall be valid, binding, enforceable and subsisting without any defaults thereunder or enforceable adverse limitations thereon and shall not be subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof unless the Company proposing to enter into such Acquisition shall have entered into an agreement with the seller protecting such Company from such adverse limitations, proceedings, or claims, which agreement shall be on terms and conditions satisfactory to Administrative Agent;

                    (e) as of the closing of any Acquisition, after giving
               effect to such Acquisition, the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

                    (f) as of the closing of any Acquisition, no Default or
               Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition; and

                    (g) as of the closing of any Acquisition, (i) if such
               Acquisition is structured as a merger, Borrower (or if such merger is with any Subsidiary of Borrower, then a domestic company that is or becomes a Subsidiary) must be the surviving entity after giving effect to such merger; and (ii) if such Acquisition is structured as a stock/equity acquisition, the acquiring Company shall own not less than a 75% interest in the entity being acquired and such acquired entity will be a domestic company that is or becomes a Domestic Subsidiary."

               (c) The definition of "Total Commitment" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

               "Total Commitment" means, on any date of determination, the sum of (a) the aggregate principal amount outstanding under the Term Facility plus, as applicable, (b)(i) prior to the

Bank Loan Final-Amendment                                   AZZ First Amendment
          termination of all commitments to lend under the Revolver Facility, the aggregate Revolver Commitments or (ii) after the termination of all commitments to lend under the Revolver Facility, the aggregate principal amount outstanding under the Revolver Facility.

                  (d) The last sentence of Section 9.20 of the Credit Agreement is amended in full to read as follows:

                  "Notwithstanding the foregoing, (x) Distributions in the form of cash or Cash Equivalents are permitted only with the prior written consent of Required Lenders, unless the required minimum Fixed Charge Coverage Ratio is at least 1.25:1 at the time of any such Distribution and (y) subject to the preceding clause (x), Restricted Payments and Distributions are permitted hereunder only to the extent that any such Restricted Payment or Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction."

                  (e) Section 9.29(b) of the Credit Agreement is amended in full to read as follows:

                  "(b)   Maximum Leverage Ratio. On and after February 28, 2002,
                         ----------------------
         through and including December 30, 2002, the Leverage Ratio to be greater than 2.75:1; on and after December 31, 2002 through and including February 27, 2004, the Leverage Ratio to be greater than 2.50:1; and thereafter, to be greater than 2.25:1.0, each to be determined with respect to the immediately preceding Rolling Period."

                  (f) Section 9.29(c) of the Credit Agreement is amended in full to read as follows:

                  "(c)   Minimum Fixed Charge Coverage Ratio. The Fixed Charge
                         -----------------------------------
         Coverage Ratio to be not less than: (i) from February 28, 2002 through and including May 31, 2003, 1.05:1; (ii) from June 1, 2003 through and including February 28, 2004, 1.10:1; (iii) from February 29, 2004 through and including February 27, 2005, 1.15:1; and (iv) from February 28, 2005 and thereafter, 1.25:1, in each case determined with respect to the immediately preceding Rolling Period; provided that, the Fixed Charge Coverage Ratio shall be at least 1.25:1 following the first Rolling Period in which the aggregate EBITDA of Borrower for four consecutive Rolling Periods is greater than $30,000,000."

                  (g) Section 9.29 of the Credit Agreement is amended by adding thereto a new subsection (d) as follows:

                  "(d)   Minimum EBITDA. At all times when the Fixed Charge
                         --------------
         Coverage Ratio calculated pursuant to Section 9.29(c) is less than 1.25:1, beginning with the Rolling Period ended March 31, 2002, EBITDA calculated on the last day of each month for the three month period then ended, to be less than $5,200,000."

                  (h) Section 9.30 of the Credit Agreement is amended in full to read as follows:

                  "9.30  Capital Expenditures. Neither the Borrower nor any of
                         --------------------
         its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed (a) for the fiscal year ending February 28, 2002, $13,000,000,
         (b) for the fiscal year ending February 28, 2003, $6,000,000, and (c) for each fiscal year thereafter, $7,000,000; provided that, the amount set forth in the foregoing clause (c) shall be increased to $9,000,000 if the required minimum Fixed Charge Coverage Ratio of Borrower is at least 1.25:1."

Bank Loan Final-Amendment                                    AZZ First Amendment

           (i) Schedule 2.1 to the Credit Agreement is deleted and replaced by
Schedule 2.1 attached hereto.

           (j) Exhibit E-1 to the Credit Agreement is amended by amending Annex B thereto as follows:

     (i)   Section 5(c)(xiii) thereof is amended in full to read as follows:

           "(xiii)  Fixed Charge Coverage Ratio [5(c)(vi) divided by 5(c)(xii)]:
           ______ to 1.0."

     (ii)  Section 5(c)(xiv) thereof is amended in full to read as follows:

           "(xiv) Required Minimum Fixed Charge Coverage Ratio: ______ to 1.0."

     (iii) A new Section 5(d) is added thereto as follows:

           "d. Section 9.29(d) - Minimum EBITDA:

               (i)    Fixed Charge Coverage Ratio [5(c)(xiii)]: ________ to 1.0

               (ii) EBITDA on the last day of the month for three month period most recently ended: $___________

               (iii)  Minimum EBITDA Applicable: __________  Yes _________  No

               (vii)  Compliance:  _________ Yes __________ No


     Section 3.  Conditions to Effectiveness.  This Amendment shall become
     ---------   -----------------------------
effective as of the date first set forth above when and if Administrative Agent has received the following:

           (a) (i) for the respective accounts of the Lenders, an amendment fee in an amount equal to 12.5 basis points of such Lenders' respective aggregate Committed Sums, and (ii) the fees set forth in the fee letter dated as of April ___, 2002 between Borrower and Administrative Agent;

           (b) this Amendment, duly executed by Borrower, each Guarantor, each Lender and Administrative Agent;

           (c) copies of the resolutions of Borrower's Board of Directors approving and authorizing the execution, delivery and performance by Borrower of this Amendment, certified as of the Effective Date by a Responsible Officer;

           (d) a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment; and

           (e) such other assurances, certificates, documents, consents and opinions as the Administrative Agent may reasonably require.

     Section 4.  Representations and Warranties of Borrower.  Borrower
     ---------   ------------------------------------------
represents and warrants to the Lenders and Administrative Agent as set forth below.

Bank Loan Final-Amendment                                   AZZ First Amendment

                  (a) The execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower's Articles of Incorporation, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any Laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

                  (b) No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby.

                  (c) Each of this Amendment and the Credit Agreement, as amended hereby, has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

                  (d) The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (e) No Default or Event of Default exists or would result from the effectiveness of this Amendment.

                  (f) Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         Section 5.  Reference to and Effect on Loan Documents.
         ---------   -----------------------------------------

                  (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

                  (b) Except as specifically amended hereby, all provisions of the Credit Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Bank Loan Final-Amendment                                   AZZ First Amendment

                 (d) Borrower (A) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, and (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation.

         Section 6. Costs and Expenses. Borrower agrees to pay on demand all
         ---------  ------------------
reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

         Section 7. Execution in Counterparts. This Amendment may be executed in
         ---------  -------------------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when countersigned by the parties hereto, shall be a "Loan Document" as defined and referred to in the Credit Agreement and the other Loan Documents.

         Section 8.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
         ---------   -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Bank Loan Final-Amendment                                   AZZ First Amendment

         Section 9. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES
         -------    --------
AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                                           AZZ INCORPORATED


                                           By: /s/ DANA PERRY
                                               ---------------------------------
                                               Name:  Dana Perry
                                                     ---------------------------
                                               Title: Vice President
                                                     ---------------------------

                                Signature Page to
                               AZZ First Amendment

                                 ADMINISTRATIVE AGENT:
                                 --------------------


                                 BANK OF AMERICA, N.A., as Administrative Agent



                                 By:  /s/  MICHAEL BRASHLER
                                     -------------------------------------------
                                     Name:  Michael Brashler
                                            ------------------------------------
                                     Title: Agency Officer
                                            ------------------------------------


                                Signature Page to
                               AZZ First Amendment

                                      LENDERS:
                                      -------


                                      BANK OF AMERICA, N.A.



                                      By:  /s/ STEVEN A. MACKENZIE
                                           ------------------------------------
                                           Name:   Steven A. Mackenzie
                                           Title:  Vice President


                                Signature Page to
                               AZZ First Amendment

                                        COMERICA BANK - TEXAS



                                        By: /s/ COREY R. BAILEY
                                            ------------------------------------
                                            Name:  Corey R. Bailey
                                            Title: Assistant Vice President


                                Signature Page to
                               AZZ First Amendment

                                     GUARANTY BANK



                                     By:  /s/ ROBERT S. HAYS
                                          --------------------------------------
                                          Name:  Robert S. Hays
                                          Title: Senior Vice President


                                Signature Page to
                               AZZ First Amendment

                                          WELLS FARGO BANK TEXAS, NATIONAL
                                          ASSOCIATION


                                          By: /s/ RUSTY ANDERSON
                                              ----------------------------------
                                              Name:  Rusty Anderson
                                              Title: Vice President


                                Signature Page to
                                AZZ First Amendment

To induce Administrative Agent and Lenders to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

                                       GUARANTORS:

                                       AZTEC INDUSTRIES, INC.
                                       THE CALVERT COMPANY, INC.
                                       GULF COAST GALVANIZING, INC.
                                       ARKGALV, INC.
                                       ARBOR-CROWLEY, INC.
                                       ATKINSON INDUSTRIES, INC.
                                       AZTEC INDUSTRIES, INC. - MOSS POINT
                                       AUTOMATIC PROCESSING INCORPORATED
                                       ARIZONA GALVANIZING, INC.
                                       HOBSON GALVANIZING, INC.
                                       CGIT WESTBORO, INC.
                                       WESTSIDE GALVANIZING SERVICES, INC.
                                       CARTER AND CRAWLEY, INC.
                                       CENTRAL ELECTRIC COMPANY
                                       CENTRAL ELECTRIC MANUFACTURING
                                           COMPANY
                                       ELECTRICAL POWER SYSTEMS, INC.
                                       CLARK CONTROL SYSTEMS, INC.
                                       AZTEC MANUFACTURING PARTNERSHIP,
                                       LTD.
                                       By:  AZZ GROUP, LP, its General Partner
                                            By: AZZ GP, LLC, its General Partner

                                       AZTEC MANUFACTURING - WASKOM
                                            Partnership, LTD.
                                       By:  AZZ GROUP, LP, its General Partner
                                            By: AZZ GP, LLC, its General Partner

                                       RIG-A-LITE PARTNERSHIP, LTD.
                                       By:  AZZ GROUP, LP, its General Partner
                                            By: AZZ GP, LLC, its General Partner


                                Signature Page to
                               AZZ First Amendment

                                        INTERNATIONAL GALVANIZERS
                                            PARTNERSHIP, LTD.
                                        By: AZZ GROUP, LP, its General Partner
                                            By: AZZ GP, LLC, its General Partner

                                        DRILLING RIG ELECTRICAL SYSTEMS CO.
                                            PARTNERSHIP, LTD.
                                        By: AZZ GROUP, LP, its General Partner
                                            By: AZZ GP, LLC, its General Partner

                                        AZZ GROUP, LP
                                        By: AZZ GP, LLC, its General Partner

                                        AZZ GP, LLC

                                        AZZ LP, LLC


                                        By /s/ DANA L. PERRY
                                           -----------------------------------
                                           Dana L. Perry
                                           Secretary


                                        AZZ HOLDINGS, INC.


                                        By /s/ MIKE McLAIN
                                           -----------------------------------
                                           Mike McLain
                                           President


                              Signature Page to
                               AZZ First Amendment

                                  SCHEDULE 2.1
                                  ------------

                             LENDERS AND COMMITMENTS
                             -----------------------

=====================================================================================================================

NAME AND ADDRESS                    COMMITTED           COMMITMENT           COMMITTED            COMMITMENT
   OF LENDERS                         SUMS-            PERCENTAGES -        SUMS - TERM          PERCENTAGES -
                                    REVOLVER             REVOLVER             FACILITY          TERM FACILITY
                                    FACILITY             FACILITY
=====================================================================================================================
Bank of America, N.A.           $15,882,354.00         35.294120000         $14,117,646.00         35.294115000
901 Main Street, 67th  Floor
Dallas, Texas  75202
Attn:  Steven A. MacKenzie
(214) 209-3680; (214)
209-3140 (fax)
---------------------------------------------------------------------------------------------------------------------
Comerica Bank - Texas           $10,588,235.00         23.529411111         $9,411,765.00          23.529412500
8828 Stemmons Freeway,
Suite 441
Dallas, Texas  75247
Attn: Donald P. Hellman,
Senior Vice President
(214) 589-4419; (972)
263-9837 (fax)
---------------------------------------------------------------------------------------------------------------------
Guaranty Bank                   $7,941,176.00          17.647057778         $7,058,824.00          17.647060000
8333 Douglas Avenue
Dallas, Texas  75225
Attn: Robert S. Hays
(214) 360-2821; (214)
360-8908 (fax)
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Texas,         $10,588,235.00         23.529411111         $9,411,765.00          23.529412500
National Association
505 Main Street, Suite 300
Fort Worth, Texas  76102
Attn:  Rusty Anderson
(817) 334-7089; (817)
334-7000 (fax)
---------------------------------------------------------------------------------------------------------------------
                                $45,000,000.00        100.000000000%        $40,000,000.00        100.000000000%

=====================================================================================================================

               Bank Loan Final-Amendment